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February 7, 2012	Exhibit 99.1

Park National Corporation Reports Fourth Quarter

and Year End 2011 Financial Results

NEWARK, Ohio – Park National Corporation (NYSE Amex: PRK) (Park) today announced financial results for the three months (fourth quarter) and year ended December 31, 2011. The financial statements include the effect of a restatement of previous reported results due to a change in the timing for the recognition of losses at Park’s Florida-based subsidiary Vision Bank. Park also reported a historical high in net income for The Park National Bank, Park’s subsidiary that consists of 11 community banking divisions in Ohio.

On January 31, 2012, Park filed a Current Report on Form 8-K with the Securities and Exchange Commission describing Park’s plan to restate the results for the year ended December 31, 2010 and each quarterly period in 2011. The restatements included recognition of loan loss provisions and other real estate owned devaluations at Vision Bank in 2010 instead of 2011. The result was a reduction in 2010 net income of $16.1 million, or $1.06 per diluted common share, all affecting the fourth quarter of 2010. The reduction to 2010 net income is fully offset by an increase to net income during 2011.

Park previously announced net income for the year ended December 31, 2010 of $74.2 million, or $4.51 per diluted common share and net income for the nine months ended September 30, 2011 of $60.0 million, or $3.61 per diluted common share. All amounts discussed in the remainder of this news release represent the restated results for 2010 and 2011.

Park's net income was $84.7 million for the year ended December 31, 2011 (2011 year) and its net income was $58.1 million for the same period in 2010. Net income for the fourth quarter of 2011 was $13.2 million, compared to a loss of $3.4 million for the same period in 2010.

Net income per diluted common share for the 2011 year was $5.12, compared to $3.45 per diluted common share for the same period in 2010. Net income (loss) per diluted common share for the 2011 fourth quarter was $0.76, compared to $(0.32) per diluted common share in the fourth quarter of 2010.

Ohio Operational Results

Excluding Vision Bank, Park reported net income of $104.7 million for the 2011 year, compared to $103.5 million for the same period in 2010. This performance resulted in return on average assets of 1.62 percent and 1.58 percent for Park’s Ohio operations in 2011 and 2010, respectively. Additionally, Park's two Ohio-based subsidiaries, The Park National Bank and Guardian Financial Services Company, reported record annual net incomes of $106.9 million and $2.7 million, respectively, for 2011.

“Ohio’s results continue to be exceptional. Our successful community banks in Ohio represent the great majority of our organization, and we look forward to continuing our tradition of service excellence coupled with consistent performance in 2012,” said Park Chairman C. Daniel DeLawder. “The pending sale of the Vision Bank operations, which we expect to conclude in the first quarter of 2012, allows us to concentrate fully on our operations in Ohio and our powerful earnings engine as we move forward.”

Park National Corporation

50 N. Third Street, Newark, Ohio 43055

www.parknationalcorp.com

Credit Quality

Park significantly reduced non-performing assets during 2011. At December 31, 2011, non-performing assets were $272.6 million, or 3.91 percent of total assets, compared to $334.6 million or 4.59 percent of total assets at December 31, 2010. Vision Bank reduced non-performing loans by approximately $70 million during 2011, accounting for most of this large decline.

Sale of Investment Securities

During 2011, Park realized a pre-tax gain of $28.8 million from the sale of approximately $581 million of investment securities. During 2010, Park realized a pre-tax gain of $11.9 million from the sale of approximately $448 million of investment securities.

Headquartered in Newark, Ohio, Park National Corporation has $7.0 billion in total assets (as of December 31, 2011). Park consists of 13 community bank divisions and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park's other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company).

Media contacts: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com or John Kozak, 740.349.3792

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act’s provisions; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; closing of the transactions with Home BancShares, Inc. and Centennial Bank contemplated by the Purchase and Assumption Agreement dated November 16, 2011, which is dependent on the receipt of regulatory and other approvals and the satisfaction of specified conditions for closing, the timing of which cannot be predicted at this point; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in “Item 1A. Risk Factors” of Part II of Park’s Quarterly Report on Form 10-Q for the period ended September 30, 2011. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation

50 N. Third Street, Newark, Ohio 43055

www.parknationalcorp.com

PARK NATIONAL CORPORATION

Financial Highlights

Three months ended December 31, 2011, September 30, 2011, and December 31, 2010

	2011		2010	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '11	4Q '10
		(Restated)	(Restated)
INCOME STATEMENT:
Net interest income	$66,279	$67,620	$68,498	-2.0%	-3.2%
Provision for loan losses	16,218	16,438	42,626	-1.3%	-62.0%
Other income	17,885	18,027	12,129	-0.8%	47.5%
Gain on sale of securities	3,367	3,465	45	-2.8%	N.M
Total other expense	49,365	45,599	46,520	8.3%	6.1%
Income (loss) before income taxes	$21,948	$27,075	$(8,474)	-18.9%	N.M
Federal income taxes	2,651	6,694	(5,053)	-60.4%	-152.5%
State income taxes	6,088	-	-	N.M	N.M
Net income (loss)	$13,209	$20,381	$(3,421)	-35.2%	N.M
Preferred stock dividends and accretion	1,464	1,464	1,452	0.0%	0.8%
Net income (loss) available to common shareholders	$11,745	$18,917	$(4,873)	-37.9%	N.M

MARKET DATA:
Earnings (loss) per common share - basic (b)	$0.76	$1.23	$(0.32)	-38.2%	N.M
Earnings (loss) per common share - diluted (b)	0.76	1.23	(0.32)	-38.2%	N.M
Cash dividends per common share	0.94	0.94	0.94	0.0%	0.0%
Common book value per common share at period end	41.99	42.67	41.07	-1.6%	2.2%
Stock price per common share at period end	65.06	52.88	72.67	23.0%	-10.5%
Market capitalization at period end	1,002,309	814,294	1,119,041	23.1%	-10.4%

Weighted average common shares - basic (a)	15,403,861	15,398,909	15,340,427	0.0%	0.4%
Weighted average common shares - diluted (a)	15,403,861	15,398,909	15,352,600	0.0%	0.3%
Common shares outstanding at period end	15,405,912	15,398,904	15,398,934	0.0%	0.0%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	0.66%	1.04%	-0.28%	-36.5%	N.M
Return on average common equity (a)(b)	7.10%	11.51%	-2.92%	-38.3%	N.M
Yield on loans	5.59%	5.59%	5.73%	0.0%	-2.4%
Yield on investments	3.23%	3.40%	3.87%	-5.0%	-16.5%
Yield on earning assets	4.93%	4.95%	5.23%	-0.4%	-5.7%
Cost of interest bearing deposits	0.60%	0.63%	0.82%	-4.8%	-26.8%
Cost of borrowings	2.68%	2.69%	2.76%	-0.4%	-2.9%
Cost of paying liabilities	1.07%	1.07%	1.21%	0.0%	-11.6%
Net interest margin	4.08%	4.09%	4.25%	-0.2%	-4.0%
Efficiency ratio (g)	58.34%	52.95%	57.31%	10.2%	1.8%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	0.66%	1.05%	-0.28%	-37.1%	N.M
Annualized return on average tangible common equity (a)(b)(c)	8.03%	13.05%	-3.31%	-38.5%	N.M
Tangible common book value per common share (d)	$37.13	$37.71	$35.98	-1.5%	3.2%

PARK NATIONAL CORPORATION

Financial Highlights (continued)

Three months ended December 31, 2011, September 30, 2011, and December 31, 2010

				Percent change vs.
	December 31, 2011	September 30, 2011	December 31, 2010	3Q '11	4Q '10
		(Restated)	(Restated)
BALANCE SHEET:
Investment securities	$1,708,473	$1,708,631	$2,039,791	0.0%	-16.2%
Loans	4,317,099	4,680,575	4,732,685	-7.8%	-8.8%
Allowance for loan losses	64,444	107,310	143,576	-39.9%	-55.1%
Goodwill and other intangibles	74,843	76,370	78,377	-2.0%	-4.5%
Other real estate owned	42,272	46,911	41,709	-9.9%	1.3%
Assets held for sale	379,683	0	0	N.M	N.M
Total assets	6,974,845	7,095,097	7,282,261	-1.7%	-4.2%
Total deposits	4,465,114	5,089,187	5,095,420	-12.3%	-12.4%
Borrowings	1,162,026	1,142,043	1,375,652	1.7%	-15.5%
Liabilities held for sale	536,186	0	0	N.M	N.M
Stockholders' equity	744,964	755,052	729,708	-1.3%	2.1%
Common equity	646,818	657,120	632,418	-1.6%	2.3%
Tangible common equity (d)	571,975	580,750	554,041	-1.5%	3.2%
Nonperforming loans	224,575	229,814	289,268	-2.3%	-22.4%
Nonperforming assets	266,847	276,725	330,977	-3.6%	-19.4%
Past due 90 day loans and still accruing	3,489	2,162	3,590	61.4%	-2.8%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	61.90%	65.97%	64.99%	-6.2%	-4.8%
Nonperforming loans as a % of period end loans	5.20%	4.91%	6.11%	5.9%	-14.9%
Past due 90 day loans as a % of period end loans	0.08%	0.05%	0.08%	60.0%	0.0%
Nonperforming assets / Period end loans + OREO	6.12%	5.85%	6.93%	4.6%	-11.7%
Allowance for loan losses as a % of period end loans	1.49%	2.29%	3.03%	-34.9%	-50.8%
Net loan charge-offs	$45,764	$29,302	$16,456	56.2%	178.1%
Annualized net loan charge-offs as a % of average loans (a)	3.88%	2.48%	1.39%	56.5%	179.1%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	10.68%	10.64%	10.02%	0.4%	6.6%
Common equity / Period end assets	9.27%	9.26%	8.68%	0.1%	6.8%
Tangible common equity (d) / Tangible assets (f)	8.29%	8.27%	7.69%	0.2%	7.8%
Average equity / Average assets (a)	10.63%	10.42%	10.84%	2.0%	-1.9%
Average equity / Average loans (a)	16.13%	15.98%	16.19%	0.9%	-0.4%
Average loans / Average deposits (a)	91.96%	90.32%	91.68%	1.8%	0.3%

PARK NATIONAL CORPORATION

Financial Highlights (continued)

Twelve months ended December 31, 2011 and 2010

	December 31,	December 31,	Percent
(in thousands, except share and per share data)	2011	2010	change
		(Restated)
INCOME STATEMENT:
Net interest income	$273,234	$274,044	-0.3%
Provision for loan losses	59,272	87,080	-31.9%
Other income	66,081	63,016	4.9%
Gain on sale of securities	28,829	11,864	143.0%
Total other expense	188,317	187,107	0.6%
Income before income taxes	$120,555	$74,737	61.3%
Federal income taxes	$29,727	$17,797	67.0%
State income taxes	6,088	(1,161)	N.M
Net income	$84,740	$58,101	45.8%
Preferred stock dividends and accretion	5,856	5,807	0.8%
Net income available to common shareholders	$78,884	$52,294	50.8%

MARKET DATA:
Earnings per commmon share - basic (b)	$5.12	$3.45	48.4%
Earnings per common share - diluted (b)	$5.12	$3.45	48.4%
Cash dividends per common share	3.76	3.76	0.0%

Weighted average common shares - basic (a)	15,400,155	15,152,692	1.6%
Weighted average common shares - diluted (a)	15,401,446	15,155,735	1.6%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.09%	0.74%	47.3%
Return on average common equity (a)(b)	12.21%	8.05%	51.7%
Yield on loans	5.61%	5.80%	-3.3%
Yield on investments	3.61%	4.25%	-15.1%
Yield on earning assets	5.03%	5.36%	-6.2%
Cost of interest bearing deposits	0.66%	0.98%	-32.7%
Cost of borrowings	2.63%	2.88%	-8.7%
Cost of paying liabilities	1.09%	1.35%	-19.3%
Net interest margin	4.14%	4.26%	-2.8%
Efficiency ratio (g)	55.18%	55.18%	0.0%

ASSET QUALITY RATIOS:
Net loan charge-offs	$125,084	$60,222	107.7%
Net loan charge-offs as a % of average loans (a)	2.65%	1.30%	103.8%

CAPITAL AND LIQUIDITY:
Average equity / Average assets (a)	10.32%	10.60%	-2.6%
Average equity / Average loans (a)	15.78%	16.08%	-1.9%
Average loans / Average deposits (a)	90.78%	89.59%	1.3%

OTHER RATIOS (NON GAAP):
Return on average tangible assets (a)(b)(e)	1.11%	0.75%	48.0%
Return on average tangible common equity (a)(b)(c)	13.86%	9.18%	51.0%

N.M. - Not meaningful

PARK NATIONAL CORPORATION

Financial Highlights (continued)

a) Averages are for the quarters ended December 31, 2011, September 30, 2011, and December 31, 2010, and the twelve-month periods ended December 31, 2011 and December 31, 2010.

(b) Reported measure uses net income (loss) available to common shareholders.

(c) Net income (loss) available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2011	September 30, 2011	December 31, 2010	December 31, 2011	December 31, 2010
AVERAGE STOCKHOLDERS' EQUITY	$754,196	$749,609	$760,381	$743,873	$746,510
Less: Average preferred stock	98,023	97,808	97,174	97,704	96,873
Average goodwill and other intangibles	76,041	76,734	78,823	77,055	80,072
AVERAGE TANGIBLE COMMON EQUITY	$580,132	$575,067	$584,384	$569,114	$569,565

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:

	December 31, 2011	September 30, 2011	December 31, 2010
STOCKHOLDERS' EQUITY	$744,964	$755,052	$729,708
Less: Preferred stock	98,146	97,932	97,290
Goodwill and other intangibles	74,843	76,370	78,377
TANGIBLE COMMON EQUITY	$571,975	$580,750	$554,041

(e) Net income (loss) available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2011	September 30, 2011	December 31, 2010	December 31, 2011	December 31, 2010
AVERAGE ASSETS	$7,092,465	$7,190,842	$7,013,677	$7,206,171	$7,042,705
Less: Average goodwill and other intangibles	76,041	76,734	78,823	77,055	80,072
AVERAGE TANGIBLE ASSETS	$7,016,424	$7,114,108	$6,934,854	$7,129,116	$6,962,633

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:

	December 31, 2011	September 30, 2011	December 31, 2010
TOTAL ASSETS	$6,974,845	$7,095,097	$7,282,261
Less: Goodwill and other intangibles	74,843	76,370	78,377
TANGIBLE ASSETS	$6,900,002	$7,018,727	$7,203,884

PARK NATIONAL CORPORATION

Financial Highlights (continued)

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2011	September 30, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Interest income	$80,231	$82,065	$84,391	$331,880	$345,517
Fully taxable equivalent adjustment	456	474	540	1,938	2,047
Fully taxable equivalent interest income	$80,687	$82,539	$84,931	$333,818	$347,564
Interest expense	13,952	14,445	15,893	58,646	71,473
Fully taxable equivalent net interest income	$66,735	$68,094	$69,038	$275,172	$276,091

PARK NATIONAL CORPORATION

Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2011	2010	2011	2010
		(Restated)		(Restated)
Interest income:
Interest and fees on loans	$65,497	$67,405	$262,458	$267,692
Interest on:
Obligations of U.S. Government, its agencies
and other securities	14,571	16,768	68,873	76,839
Obligations of states and political subdivisions	61	173	371	786
Other interest income	102	45	178	200
Total interest income	80,231	84,391	331,880	345,517

Interest expense:
Interest on deposits:
Demand and savings deposits	894	1,133	3,812	5,753
Time deposits	5,247	7,512	23,842	36,212
Interest on borrowings	7,811	7,248	30,992	29,508
Total interest expense	13,952	15,893	58,646	71,473

Net interest income	66,279	68,498	273,234	274,044

Provision for loan losses	16,218	42,627	59,272	87,080

Net interest income after provision for loan losses	50,061	25,871	213,962	186,964

Other income	17,885	12,129	66,081	63,016

Gain on sale of securities	3,367	45	28,829	11,864

Other expense:
Salaries and employee benefits	25,952	24,631	102,068	98,315
Occupancy expense	2,866	2,760	11,295	11,510
Furniture and equipment expense	2,643	2,615	10,773	10,435
Other expense	17,904	16,514	64,181	66,847
Total other expense	49,365	46,520	188,317	187,107

Income (loss) before income taxes	21,948	(8,475)	120,555	74,737

Income taxes	8,739	(5,053)	35,815	16,636

Net income (loss)	$13,209	$(3,422)	$84,740	$58,101

Preferred stock dividends and accretion	1,464	1,452	5,856	5,807

Net income (loss) available to common shareholders	$11,745	$(4,874)	$78,884	$52,294

Per Common Share:
Net income (loss) - basic	$0.76	$(0.32)	$5.12	$3.45
Net income (loss) - diluted	$0.76	$(0.32)	$5.12	$3.45

Weighted average shares - basic	15,403,861	15,340,427	15,400,155	15,152,692
Weighted average shares - diluted	15,403,861	15,352,600	15,401,446	15,155,735

PARK NATIONAL CORPORATION

Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2011	December 31, 2010
		(Restated)
Assets

Cash and due from banks	$140,549	$109,058
Money market instruments	19,716	24,722
Investment securities	1,708,473	2,039,791
Loans	4,317,099	4,732,685
Allowance for loan losses	64,444	143,576
Loans, net	4,252,655	4,589,109
Bank premises and equipment, net	53,741	69,567
Goodwill and other intangibles	74,843	78,377
Other real estate owned	42,272	41,709
Other assets	302,913	329,928
Assets held for sale	379,683	-

Total assets	$6,974,845	$7,282,261

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$995,733	$937,719
Interest bearing	3,469,381	4,157,701
Total deposits	4,465,114	5,095,420
Borrowings	1,162,026	1,375,652
Other liabilities	66,555	81,481
Liabilities held for sale	536,186	-
Total liabilities	$6,229,881	$6,552,553

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2011 and 2010;
100,000 shares issued in 2011 and 2010)	$98,146	$97,290
Common stock (No par value; 20,000,000 shares authorized
in 2011 and 2010; 16,151,021 shares issued at December 31, 2011,
and 16,151,062 at December 31, 2010)	301,202	301,204
Common stock warrants	4,297	4,473
Accumulated other comprehensive loss, net of taxes	(8,831)	(1,868)
Retained earnings	427,157	406,342
Treasury stock (745,109 shares at December 31, 2011,
and 752,128 shares at December 31, 2010)	(77,007)	(77,733)
Total stockholders' equity	$744,964	$729,708

Total liabilities and stockholders' equity	$6,974,845	$7,282,261

PARK NATIONAL CORPORATION

Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 30,		December 30,
(in thousands)	2011	2010	2011	2010
		(Restated)		(Restated)
Assets

Cash and due from banks	$126,234	$119,982	$124,649	$116,961
Money market instruments	163,804	84,379	78,593	93,009
Investment securities	1,668,827	1,707,321	1,868,343	1,792,786
Loans	4,676,229	4,695,257	4,713,511	4,642,478
Allowance for loan losses	98,887	118,342	128,512	119,700
Loans, net	4,577,342	4,576,915	4,584,999	4,522,778
Bank premises and equipment, net	69,054	70,299	69,507	69,839
Goodwill and other intangibles	76,041	78,823	77,055	80,072
Other real estate owned	43,226	53,395	44,815	47,400
Other assets	367,937	322,563	358,210	319,860

Total assets	$7,092,465	$7,013,677	$7,206,171	$7,042,705

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,047,491	$959,685	$999,085	907,514
Interest bearing	4,037,485	4,161,547	4,193,404	4,274,501
Total deposits	5,084,976	5,121,232	5,192,489	5,182,015
Borrowings	1,155,566	1,041,920	1,179,458	1,026,295
Other liabilities	97,727	90,144	90,351	87,885
Total liabilities	$6,338,269	$6,253,296	$6,462,298	$6,296,195

Stockholders' Equity:
Preferred stock	$98,023	$97,174	$97,704	$96,873
Common stock	301,203	301,317	301,203	301,244
Common stock warrants	4,382	4,405	4,429	4,822
Accumulated other comprehensive income (loss), net of taxes	(3,127)	11,169	(4,201)	15,478
Retained earnings	430,935	430,403	422,341	428,978
Treasury stock	(77,220)	(84,087)	(77,603)	(100,885)
Total stockholders' equity	$754,196	$760,381	$743,873	$746,510

Total liabilities and stockholders' equity	$7,092,465	$7,013,677	$7,206,171	$7,042,705

PARK NATIONAL CORPORATION

Consolidated Statements of Income - Linked Quarters

	2011	2011	2011	2011	2010
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR
		(Restated)	(Restated)	(Restated)	(Restated)
Interest income:
Interest and fees on loans	$65,497	$65,645	$65,862	$65,454	$67,405
Interest on:
Obligations of U.S. Government, its agencies
and other securities	14,571	16,289	18,960	19,053	16,768
Obligations of states and political subdivisions	61	69	92	149	173
Other interest income	102	62	8	6	45
Total interest income	80,231	82,065	84,922	84,662	84,391

Interest expense:
Interest on deposits:
Demand and savings deposits	894	976	951	991	1,133
Time deposits	5,247	5,661	6,200	6,734	7,512
Interest on borrowings	7,811	7,808	7,749	7,624	7,248
Total interest expense	13,952	14,445	14,900	15,349	15,893

Net interest income	66,279	67,620	70,022	69,313	68,498

Provision for loan losses	16,218	16,438	12,516	14,100	42,627

Net interest income after provision for loan losses	50,061	51,182	57,506	55,213	25,871

Other income	17,885	18,027	15,139	15,030	12,129

Gain on sale of securities	3,367	3,465	15,362	6,635	45

Other expense:
Salaries and employee benefits	25,952	25,799	25,253	25,064	24,631
Occupancy expense	2,866	2,665	2,764	3,000	2,760
Furniture and equipment expense	2,643	2,688	2,785	2,657	2,615
Other expense	17,904	14,447	16,205	15,625	16,514
Total other expense	49,365	45,599	47,007	46,346	46,520

Income (loss) before income taxes	21,948	27,075	41,000	30,532	(8,475)

Income taxes	8,739	6,694	12,046	8,336	(5,053)

Net income (loss)	$13,209	$20,381	$28,954	$22,196	$(3,422)

Preferred stock dividends and accretion	1,464	1,464	1,464	1,464	1,452

Net income (loss) available to common shareholders	$11,745	$18,917	$27,490	$20,732	$(4,874)

Per Common Share:
Net income (loss) - basic	$0.76	$1.23	$1.79	$1.35	$(0.32)
Net income (loss) - diluted	$0.76	$1.23	$1.79	$1.35	$(0.32)

PARK NATIONAL CORPORATION

Detail of other income and other expense - Linked Quarters

	2011	2011	2011	2011	2010
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR
		(Restated)	(Restated)	(Restated)	(Restated)
Other income:
Income from fiduciary activities	$3,699	$3,615	$3,929	$3,722	$3,609
Service charges on deposits	4,643	4,894	4,525	4,245	4,853
Other service income	2,484	3,087	2,734	2,301	3,449
Checkcard fee income	3,115	3,154	3,251	2,976	3,068
Bank owned life insurance income	1,403	1,229	1,228	1,229	1,195
ATM fees	641	726	682	654	655
OREO devaluations	(1,742)	(588)	(3,354)	(2,535)	(8,587)
Other	3,642	1,910	2,144	2,438	3,887
Total other income	$17,885	$18,027	$15,139	$15,030	$12,129

Other expense:
Salaries and employee benefits	$25,952	$25,799	$25,253	$25,064	$24,631
Net occupancy expense	2,866	2,665	2,764	3,000	2,760
Furniture and equipment expense	2,643	2,688	2,785	2,657	2,615
Data processing fees	1,393	1,184	1,135	1,253	1,339
Professional fees and services	5,920	5,005	5,320	4,874	5,341
Amortization of intangibles	1,528	669	669	669	822
Marketing	852	764	728	623	968
Insurance	1,526	681	2,345	2,269	2,136
Communication	1,544	1,475	1,485	1,556	1,536
Other	5,141	4,669	4,523	4,381	4,372
Total other expense	$49,365	$45,599	$47,007	$46,346	$46,520

PARK NATIONAL CORPORATION

Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2011	2010	2009	2008
		(Restated)
Allowance for loan losses:
Allowance for loan losses, beginning of period	$143,575	$116,717	$100,088	$87,102
Transfer of loans at fair value	(219)
Transfer of allowance to held for sale	(13,100)
Charge-offs	133,882	66,314	59,022	62,916
Recoveries	8,798	6,092	6,830	5,415
Net charge-offs	125,084	60,222	52,192	57,501
Provision for loan losses	59,272	87,080	68,821	70,487
Allowance for loan losses, end of period	$64,444	$143,575	$116,717	$100,088

General reserve trends:
Allowance for loan losses, end of period	$64,444	$143,575	$116,717	$100,088
Specific reserves	11,935	66,904	36,721	8,875
General reserves	$52,509	$76,671	$79,996	$91,213

Total loans	$4,317,099	$4,732,685	$4,640,432	$4,491,337
Impaired commercial loans	187,938	250,933	201,143	141,343
Non-impaired loans	$4,129,161	$4,481,752	$4,439,289	$4,349,994

Asset Quality Ratios:
Net charge-offs as a % of average loans	2.65%	1.30%	1.14%	1.32%
Allowance for loan losses as a % of period end loans	1.49%	3.03%	2.52%	2.23%
General reserves as a % of non-impaired loans	1.27%	1.71%	1.80%	2.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$190,652	$289,268	$233,544	$159,512
Accruing renegotiated loans	33,923	-	142	2,845
Loans past due 90 days or more	3,489	3,590	14,773	5,421
Total nonperforming loans	$228,064	$292,858	$248,459	$167,778
Other real estate owned - Park National Bank	13,240	8,385	6,037	6,149
Other real estate owned - Parent Company	29,032	-	-	-
Other real estate owned - Vision Bank	-	33,324	35,203	19,699
Total nonperforming assets	$270,336	$334,567	$289,699	$193,626
Percentage of nonperforming loans to period end loans	5.28%	6.19%	5.35%	3.74%
Percentage of nonperforming assets to period end loans	6.26%	7.07%	6.24%	4.31%
Percentage of nonperforming assets to period end assets	3.88%	4.59%	4.11%	2.74%

PARK NATIONAL CORPORATION

Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2011	2010	2009	2008
		(Restated)
Nonperforming Assets - Ohio-based operations:
Nonaccrual loans	$96,113	$117,815	$85,197	$68,306
Accruing renegotiated loans	26,342	-	142	-
Loans past due 90 days or more	3,367	3,226	3,496	4,777
Total nonperforming loans	$125,822	$121,041	$88,835	$73,083
Other real estate owned - Park National Bank	13,240	8,385	6,037	6,149
Other real estate owned - Parent Company	29,032	-	-	-
Total nonperforming assets	$168,094	$129,426	$94,872	$79,232
Percentage of nonperforming loans to period end loans	3.00%	2.96%	2.24%	1.92%
Percentage of nonperforming assets to period end loans	4.01%	3.16%	2.39%	2.08%
Percentage of nonperforming assets to period end assets	2.64%	1.99%	1.54%	1.29%

Nonperforming Assets - Vision Bank (retained portfolio):
Nonaccrual loans	$94,539	$171,453	$148,347	$91,206
Accruing renegotiated loans	3,157	-	-	2,845
Loans past due 90 days or more	122	364	11,277	644
Total nonperforming loans	$97,818	$171,817	$159,624	$94,695
Other real estate owned	-	33,324	35,203	19,699
Total nonperforming assets	$97,818	$205,141	$194,827	$114,394
Percentage of nonperforming loans to period end loans	82.53%	26.82%	23.58%	13.71%
Percentage of nonperforming assets to period end loans	82.53%	32.02%	28.78%	16.57%
Percentage of nonperforming assets to period end assets	37.33%	25.90%	21.70%	12.47%

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$289,268	$233,544	$159,512	$101,128
New nonaccrual loans - Ohio-based operations	78,316	85,081	57,641	58,161
New nonaccrual loans - Vision Bank	41,388	90,094	126,540	83,588
Resolved nonaccrual loans	218,320	119,451	110,149	83,365
Nonaccrual loans, end of period	$190,652	$289,268	$233,544	$159,512

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$291,771	$304,534	$245,092	$171,310
Prior charge-offs	103,833	53,601	43,949	29,967
Remaining principal balance	187,938	250,933	201,143	141,343
Specific reserves	11,935	66,904	36,721	8,875
Book value, after specific reserve	$176,003	$184,029	$164,422	$132,468